================================================================================
PROSPECTUS

                      The 59 Wall Street Money Market Fund
                   The 59 Wall Street U.S. Treasury Money Fund
                    The 59 Wall Street Tax Exempt Money Fund
        The 59 Wall Street Tax Free Short/Intermediate Fixed Income Fund

                   21 Milk Street, Boston, Massachusetts 02109
================================================================================

      The Money Market Fund, the U.S. Treasury Money Fund, the Tax Exempt Money Fund and the Tax Free Short/Intermediate Fixed Income Fund are separate series of The 59 Wall Street Trust. Shares of each Fund are offered by this Prospectus. The Money Market Fund invests all of its assets in the U.S. Money Market Portfolio (the Portfolio).

      Brown Brothers Harriman & Co. is the Investment Adviser for the U.S. Treasury Money Fund, the Tax Exempt Money Fund, the Tax Free Short/Intermediate Fixed Income Fund and the Portfolio and the administrator and shareholder servicing agent of each Fund. Shares of each Fund are offered at net asset value without a sales charge.




--------------------------------------------------------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                The date of this Prospectus is November 1, 1999.

                             TABLE OF CONTENTS

                                                                            Page


Investment Objective ...................................................      3
Investment Strategies ..................................................      3
Principal Risk Factors .................................................      4
Fund Performance .......................................................      6
Fees and Expenses of the Funds .........................................      7
Investment Adviser .....................................................      8
Shareholder Information ................................................      8
Financial Highlights ...................................................     12
Additional Investment Information ......................................     15

      Brown Brothers Harriman & Co. provides four funds for investor's liquid assets. They range from a U.S Treasury Fund with maximum safety of principal to a Tax Free Short/Intermediate Fixed Income Fund that has potential for price volatility.

      The net asset value of shares of each of the Money Market Fund, the U.S. Treasury Money Fund and the Tax Exempt Money Fund is expected to remain constant at $1.00 by investing in securities with a maturity of 13 months or less, and by maintaining a dollar-weighted average maturity of 90 days or less. The share price of the Tax Free Short/Intermediate Fixed Income Fund changes daily based on market conditions.


----------------------------------------------------------------------------------------------------------------------
                                                                           Invests in    Investment may
                                                         Invest only in    Obligations  be concentrated
                                                          US Treasury      of Foreign   in a Industry or   Risk/Reward
 Funds                                    NAV of $1.00    Obligations        Banks          Project        Potential
----------------------------------------------------------------------------------------------------------------------

 U.S. Treasury Fund                            X              X                                            Lowest
----------------------------------------------------------------------------------------------------------------------
 Money Market Fund                             X                               X               X
----------------------------------------------------------------------------------------------------------------------
 Tax Exempt Money Fund                         X                                               X
----------------------------------------------------------------------------------------------------------------------
 Tax Free Short/ Intermediate
    Fixed Income Fund                                                                          X           Highest
----------------------------------------------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The investment objective of the U.S. Treasury Money Fund and the Money Market Fund is to provide investors with as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The investment objective of the Tax Exempt Money Fund is to provide investors with as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The investment objective of the Tax Free Short/Intermediate Fixed Income Fund is to provide investors with as high a level of income exempt from federal income tax as is consistent with minimizing price fluctuations in net asset value and maintaining liquidity.

INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                            U.S. Treasury Money Fund

      The Investment Adviser of the U.S. Treasury Money Fund invests only in securities backed as to principal and interest payments by the full faith and credit of the United States of America. These securities are issues of the U.S. Treasury, such as bills, notes and bonds as well as other full faith and credit obligations of the U.S. Government.

                                Money Market Fund

      The Money Market Fund invests all of its assets in the U.S. Money Market Portfolio, an investment company that has the same objective as the Fund. The Investment Adviser of the Portfolio invests only in the highest rated, short-term money market instruments denominated in U.S. dollars. These instruments include U.S. Government securities and bank obligations of U.S. and non-U.S. banks (such as certificates of deposit, fixed time deposits and bankers' acceptances), commercial paper, repurchase agreements, reverse repurchase agreements, when-issued and delayed delivery securities, bonds issued by U.S. corporations and obligations of certain supranational organizations.

                              Tax Exempt Money Fund

      The Investment Adviser invests at least 80% of the Fund's assets in municipal securities the interest on which is exempt from federal income tax and alternative minimum tax. Municipal securities may be fully or partially guaranteed. They may be guaranteed by the local government or by the credit of a private issuer. Municipal securities may also be guaranteed by the current or anticipated revenues from a specific project or specific assets. Additionally, municipal securities may be guaranteed by domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance. The Investment Adviser may invest more than 25% of the Fund's total assets in securities that finance similar projects, such as those relating to education, health care, transportation and utilities.

                  Tax Free Short/Intermediate Fixed Income Fund

      The Tax Free Short/Intermediate Fixed Income Fund invests primarily in a broad range of high quality municipal securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their subdivisions, agencies and instrumentalities. These securities include municipal bonds, notes, commercial paper, variable and floating rate instruments and when-issued and delayed delivery securities. The dollar weighted average maturity of the Fund's portfolio does not exceed three years.

PRINCIPAL RISK FACTORS
--------------------------------------------------------------------------------

      The principal risks of investing in each Fund are described below. A shareholder may lose money by investing in the Funds. Market Risk, Interest Rate Risk and Credit Risk discussed below are applicable to each Fund and the Portfolio.

o     Market Risk:

      The price of a debt security will fluctuate in response to changes in interest rates.

o     Interest Rate Risk:

      The amount of income paid to the shareholder by each Fund will fluctuate depending on day-to-day variations in short-term interest rates. In general, the prices of debt securities fall when interest rates rise. The Tax Free Short/Intermediate Fixed Income Fund invests in longer term obligations which are usually more sensitive to interest rate changes than the shorter-term obligations in which the money market funds invest.

o     Credit Risk:

      Credit risk refers to the likelihood that an issuer will default on interest or principal payments. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If a security's structure fails to function as intended, the security could become taxable or decline in value. Because the Funds may invest their assets in municipal securities of issuers financing similar type projects, the Funds may be adversely affected by a particular economic or political event affecting that type project. Because the U.S. Money Market Portfolio invests a significant portion of its assets in bank obligations, the value of these investments and the net assets of the Portfolio could decline more dramatically as a result of adverse events affecting the bank industry.

                                Money Market Fund

o     Foreign Investment Risk:

      Because the U.S. Money Market Portfolio invests in securities issued by non-U.S. banks, the Portfolio is subject to additional risks on these securities such as adverse political, social and economic developments abroad, different kinds and levels of market and issuer regulations and the different characteristics of overseas economies and markets. There may be rapid changes in the values of these securities.

      Investments in each Fund are neither insured nor guaranteed by the U.S. Government. Shares of each Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman & Co. or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency. Although the Money Market Fund, U.S. Treasury Money Fund and Tax Exempt Money Fund seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in each Fund.

Fund Performance
--------------------------------------------------------------------------------

      The chart and table below give an indication of the risks of investing in the Money Market Fund, U.S. Treasury Money Fund and Tax Free Short/Intermediate Fixed Income Fund. The chart shows changes in each Fund's performance from year to year. The table shows how the Tax Free Short/Intermediate Fixed Income Fund's average annual returns for the periods indicated compared to those of a broad measure of market performance. The US Money Market Fund provided shareholders greater return than the US Treasury Money Fund with the same volatility. The US Treasury Fund, however, is the safest credit risk. The return on the Tax Free Short/Intermediate Fixed Income Fund is generally free from Federal income taxes, while the returns on the Money Market Fund and U.S. Treasury Money Fund are subject to Federal income taxes. For current yield information, please call 800-625-5759 toll free, or contact your account representative.

      When you consider this information, please remember that a Fund's performance in past years is not an indication of how a Fund will do in the future.

      Since the Tax Exempt Money Fund has not been in existence for a full calendar year, bar chart and table information is not included.

                        [Graph depicted as a Bar Chart]


                                         Money Market Fund
                                        -----------------

     1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
     ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
     8.97      7.90      6.00      3.60      2.81      3.65      5.59      5.02      5.16      5.08



                                   U.S. Treasury Money Fund
                                   ------------------------

     1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
     ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
       --       --         --      3.34      2.60      3.49      5.18      4.72      4.76      4.60


                              Tax Free Short/Intermediate Fixed Income
                              ----------------------------------------

     1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
     ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
       --       --         --        --      5.91      3.49      5.18      4.72      4.76      4.60

      As of September 30, 1999, the Money Market Fund, U.S. Treasury Money Fund and Tax Free Short/Intermediate Fixed Income Fund had year-to-date returns of 3.48%, 2.91%, and 0.68%, respectively.

-------------------------------------------------------------------------------------------------------------------
Highest and Lowest Returns
(Quarterly 1993 - 1998)
-------------------------------------------------------------------------------------------------------------------
                                                      Highest Return                  Lowest Return
                                                   ------------------             --------------------
                                                              Quarter                          Quarter
                                                    %          Ended                %           Ended
                                                   ----       -------              ----        -------
Money Market Fund.............................     1.44        Jun-95              0.68        Jun-93
U.S. Treasury Money Fund......................     1.31        Jun-95              0.61        Jun-93
Tax Free Fixed Income Fund....................     2.47        Mar-95             (0.94)       Mar-94

-------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 1998)
-------------------------------------------------------------------------------------------------------------------
                                                1 year        5 year         10 year     Life of Fund
                                                ------        ------         -------`    ------------
Money Market Fund*............................   5.08%         4.90%          5.36%          6.08% (since 12/12/83)
U.S. Treasury Money Fund*.....................   4.60          4.55                          4.18  (since 03/12/91)

                                                1 year        5 year                     Life of Fund
                                                ------        ------                     ------------
Tax Free Fixed Income Fund....................   4.49%         3.87%                         4.31% (since 07/23/92)
Bond Buyer One-Year Note Index................   4.12          3.57                          3.49  (since 07/23/92)
-------------------------------------------------------------------------------------------------------------------

* Total returns are subject to federal income taxes at the stockholders marginal tax rate, which may be as high as 39.6%.

FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------
      The tables below describe the fees and expenses1 that an investor may pay if that investor buys and holds shares of the Funds.

                                SHAREHOLDER FEES
                 (Fees paid directly from an investor's account)

                                                                       All Funds
                                                                       ---------
     Maximum Sales Charge (Load)
     Imposed on Purchases .........................................      None
     Maximum Deferred Sales Charge (Load) .........................      None
     Maximum Sales Charge (Load)
     Imposed on Reinvested Dividends...............................      None
     Redemption Fee ...............................................      None
     Exchange Fee .................................................      None

                         ANNUAL FUND OPERATING EXPENSES
 (Expenses that are deducted from Fund assets as a percentage of average net assets)

                                                                                                       Tax Free
                                               Money          U.S. Treasury       Tax Exempt      Short/Intermediate
                                            Market Fund        Money Fund         Money Fund      Fixed Income Fund
                                          -------------     ---------------      -----------      ------------------
Management Fees .....................               0.15%              0.15%            0.15%                 0.25%
Distribution (12b-1) Fees............               None               None             None                  None
Other Expenses
   Administration Fee.....                0.110%            0.100%               0.10%            0.15%
   Shareholder Servicing/Eligible
     Institution Fee  ...............     0.225             0.225                0.25             0.25
Other Expenses.......................     0.045     0.38    0.145      0.47      0.73   1.08      0.18        0.58
                                          -----     ----    -----     -----      ----   ----      ----
Total Annual Fund Operating
   Expenses..........................               0.53%              0.62%            1.23%                 0.83%
                                                    ====               ====                                   ====
Expense Payment......................                n/a                n/a            (0.58)2                 n/a
                                                                                        ----
Net Expenses.........................                n/a                n/a             0.65%                  n/a
                                                                                        ====

----------

(1)The expenses shown for the Money Market Fund include the expenses of the U.S. Money Market Portfolio.

(2)The expense payment agreement is a contractual limitation on expense which will continue until December 31, 2004.

                                     EXAMPLE

      The example is intended to help an investor compare the cost of investing in the Funds to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Funds for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Funds' operating expenses remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:

                                                                                           Tax Free
                                     Money          U.S. Treasury      Tax Exempt      Short/Intermediate
                                 Market Fund(3)      Money Fund        Money Fund       Fixed Income Fund
                                 -------------      -------------      ----------      ------------------
1 year ......................        $ 54               $ 63               $ 66                 $ 85
3 years .....................        $170               $199               $208                $ 265
5 years .....................        $296               $346                 --                $ 460
10 years ....................        $665               $774                 --               $1,025

----------
(3)The example above reflect the expenses of both the Fund and the Portfolio.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

      The Investment Adviser to the U.S. Treasury Money Fund, the Tax Exempt Money Fund, the Tax Free Short/Intermediate Fixed Income Fund and U.S. Money Market Portfolio is Brown Brothers Harriman & Co., Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts. The Investment Adviser is located at 59 Wall Street, New York, NY 10005.

      The Investment Adviser provides investment advice and portfolio management services to the Funds and the Portfolio. Subject to the general supervision of the Trustees, the Investment Adviser makes the day-to-day investment decisions, places the purchase and sale orders for the portfolio transactions, and generally manages the investments. The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At June 30, 1999, it managed total assets of approximately $33 billion.

      A team of individuals manages all four Funds' portfolios on a day-to-day basis. This team includes Mr. Jeffrey A. Schoenfeld, Mr. Glenn E. Baker, Mr. John P. Nelson, Ms. Barbara A. Brinkley, Mr. John Ackler, Mr. Raymond Humphrey and Ms. Debra L. Croviez. Mr. Schoenfeld holds a B.A. from the University of California, Berkeley and a M.B.A. from the Wharton School of the University of Pennsylvania. He joined Brown Brothers Harriman & Co. in 1984. Mr. Baker holds a B.A. and a M.B.A. from the University of Michigan and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1991. Mr. Nelson holds a B.S. from St. Vincent's College. He joined Brown Brothers Harriman & Co. in 1987. Ms. Brinkley holds a B.A. from Smith College. She joined Brown Brothers Harriman & Co. in 1967. Mr. Ackler holds a B.S. from Philadelphia University and a M.B.A. from Lehigh University. He joined Brown Brothers Harriman & Co. in 1996. Prior to joining Brown Brothers Hariman & Co., he worked for Nomura Asset Management USA Inc. Mr. Humphrey holds a B.A. from Montclair State College and a M.B.A. from New York University. He joined Brown Brothers Harriman & Co. in 1991. Ms. Croviez holds a B.B.A. from George Washington University. She joined Brown Brothers Harriman & Co. in 1997. Prior to joining Brown Brothers Harriman & Co., she worked for Republic National Bank.

      As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Investment Adviser, under the Investment Advisory Agreements, the Funds pay the Investment Adviser the following annual fees, computed daily and payable monthly:

                                             Percentage
                                             of Average
                                                Daily
                                             Net Assets
                                             ----------
U.S. Money Market Portfolio................     0.15%
U.S. Treasury Money Fund...................     0.15%
Tax Exempt Money Fund......................     0.15%
Tax Free Short/Intermediate Fixed
   Income Fund.............................     0.25%

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

         NET ASSET VALUE

      The Trust determines the net asset value of each Fund every day the New York Stock Exchange is open for regular trading and the Federal Reserve banks are open for business. The Money Market Fund, U.S. Treasury Money Fund and Tax Exempt Money Fund each calculate their net asset value once daily at 12:00 P.M., New York time. The Tax Free Short/Intermediate Fixed Income Fund calculates its net asset value once daily at 4:00

P.M., New York time. Net asset value is the value of a single share of a Fund.

      It is anticipated that the net asset value per share of the Money Market Fund, U.S. Treasury Money Fund and Tax Exempt Money Fund will remain constant at $1.00. No assurance can be given that this goal can be achieved.

      The Trust values the assets of the U.S. Treasury Money Fund, Tax Exempt Money Fund and the Portfolio at amortized cost, which is approximately equal to market value. The Trust values the assets in the Tax Free Short/Intermediate Fixed Income Fund's portfolio on the basis of their market quotations and valuations provided by independent pricing services. If quotations are not readily available, the assets of the Tax Free Short/Intermediate Fixed Income Fund are valued at fair value in accordance with procedures established by the Trustees of the Trust.

                               PURCHASE OF SHARES

      The Trust offers shares of each Fund on a continuous basis at its net asset value without a sales charge. The Trust reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the net asset value is calculated if the Trust receives the purchase order, including acceptable payment for such order, prior to such calculation. The Trust then executes purchases of Fund shares at the net asset value per share next determined. Shares of the Money Market Fund, U.S. Treasury Money Fund and Tax Exempt Money Fund are entitled to dividends declared on the day the Trust executes the purchase order on the books of the Trust. Shares of the Tax Free Short/Intermediate Fixed Income Fund are entitled to dividends declared on the next business day following the day the Trust executes the purchase order on the books of the Trust.

      An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary, which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers. Currently, such minimum purchase requirements range from $1,000 to $25,000. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.

      An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Trust through Brown Brothers Harriman & Co., the Fund's Shareholder Servicing Agent. Such an investor has such shares held directly in the investor's name on the books of the Trust and is responsible for arranging for the payment of the purchase price of Fund shares. The Trust executes all purchase orders for initial and subsequent purchases at the net asset value per share next determined after the Trust's Custodian, State Street Bank and Trust Company has receive payment in the form of a cashier's check drawn on a U.S. bank, a check certified by a U.S. bank or a wire transfer. The Shareholder Servicing Agent has established a minimum initial purchase requirement for each Fund of $100,000 and a minimum subsequent purchase requirement for each Fund of $25,000. The Shareholder Servicing Agent may amend these minimum purchase requirements from time to time.

                              REDEMPTION OF SHARES

      The Trust executes your redemption request at the next net asset value calculated after the Trust receives your redemption request. Shares of the Money Market Fund, U.S. Treasury Money Fund and Tax Exempt Money Fund continue to earn daily dividends declared prior to the business day that the Trust executes the redemption request on the books of the Trust. Shares of the Tax Free Short/Intermediate Fixed Income Fund continue to earn dividends declared through the business day that the Trust executes the redemption request on the books of the Trust.

      Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial
Intermediary. The Trust pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

      Shareholders may redeem shares held directly in the name of a shareholder on the books of the Trust by submitting a redemption request in good order to the Trust through the Shareholder Servicing Agent. The Trust pays proceeds resulting from such redemption directly to shareholders of the Money Market Fund, U.S. Treasury Money Fund and Tax Exempt Money Fund generally on the day the redemption request is executed, and in any event within seven days. The Trust pays proceeds resulting from such redemption directly to shareholders of the Tax Free Short/Intermediate Fixed Income Fund generally on the next business day after the redemption request is executed, and in any event within seven days.

      A shareholder redeeming shares should be aware that the net asset value of the shares of the Money Market Fund, U.S. Treasury Money Fund and Tax Exempt Money Fund may, in unusual circumstances, decline below $1.00 per share. Accordingly, a redemption request may result in payment of a dollar amount which differs from the number of shares redeemed.

                            Redemptions by the Trust

      The Shareholder Servicing Agent has established a minimum account size of $100,000 for the Funds, which may be amended from time to time. If the value of a shareholder's holdings in a Fund falls below that amount because of a redemption of shares, the Trust may redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Trust notifies the shareholder and allows the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time for their respective customers a minimum account size, each of which is currently lower than that established by the Shareholder Servicing Agent.

                         Further Redemption Information

      Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

      The Trust may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

                          Dividends and Distributions

      The net income and short-term capital gains and losses of the Money Market Fund, U.S. Treasury Money Fund and Tax Exempt Money Fund, if any, are declared as a dividend daily and paid monthly. All of the Tax Free Short/Intermediate Fixed Income Fund's net investment income and a discretionary portion of any net short-term capital gains are declared as a dividend daily and paid monthly.

      Determination of each Fund's net income is made each business day immediately prior to the determination of the net asset value per share of each Fund. Net income for days other than such business days is determined at the time of the determination of the net asset value per share of each Fund on the immediately preceding business day.

      Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends in additional Fund shares.

      Dividends declared are payable to shareholders of record of the Funds on the date of determination. For the Money Market Fund, U.S. Treasury Money

Fund and Tax Exempt Money Fund, shares purchased through submission of a purchase order prior to 12:00 P.M., New York time on such a business day begin earning dividends on that business day. Shares redeemed do not qualify for a dividend on the business day that the redemption is executed. For the Tax Free Short/Intermediate Fixed Income Fund, shares purchased through submission of a purchase order prior to 4:00 P.M., New York time on such a business day begin earning dividends on the next business day. Shares redeemed do qualify for a dividend on the business day that the redemption is executed. Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Trust elects to have dividends paid in cash, the Trust automatically reinvests dividends in additional Fund shares without reference to the minimum subsequent purchase requirement.

      Such shareholder who elects to have dividends paid in cash receives a check in the amount of such dividends. In the event a shareholder redeems all shares held at any time during the month, all accrued but unpaid dividends are included in the proceeds of the redemption and future purchases of shares by such shareholder will be subject to the minimum initial purchase requirements.

      Substantially all of the Tax Free Short/Intermediate Fixed Income Fund's realized net long-term capital gains, if any, are declared and paid to shareholders on an annual basis as a capital gains distribution. The Trust may make an additional dividend and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund.

                                      Taxes

      Dividends of net income and net short-term capital gains, if any, are taxable to shareholders of the Money Market Fund and U.S. Treasury Money Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares.

      The Tax Exempt Money Fund and the Tax Free Short/Intermediate Fixed Income Fund expect that most of their net income will be attributable to interest on municipal obligations and as a result most of the Funds' dividends to shareholders will not be taxable. The non-exempt portion of dividends are taxable to shareholders of the Funds as ordinary income, whether such dividends are paid in cash or reinvested in additional shares.

      The Tax Free Short/Intermediate Fixed Income Fund's capital gains may be taxable at different rates depending on the length of time the Fund holds its assets. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

      The treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

                                Foreign Investors

      Each Fund is designed for investors who are either citizens of the United States or aliens subject to United States income tax. Prospective investors who are not citizens of the United States and who are not aliens subject to United States income tax are subject to United States withholding tax on the entire amount of all dividends. Therefore, such investors should not invest in the Funds since alternative investments would not be subject to United States withholding tax.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights table is intended to help an investor understand the financial performance of the Funds. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

                                                                         Money Market Fund
                                                                   For the years ended June 30,
                                                -------------------------------------------------------------------
                                                1999            1998           1997           1996           1995
                                                ----            ----           ----           ----           ----
Net asset value, beginning of year .....        $1.00           $1.00          $1.00          $1.00          $1.00

Income from investment operations:

   Net investment income  ..............         0.05            0.05           0.05           0.05           0.05

Dividends to shareholders from net
   investment income ...................        (0.05)          (0.05)         (0.05)         (0.05)         (0.05)
                                                -----           -----          -----          -----          -----
Net asset value, end of year ...........        $1.00           $1.00          $1.00          $1.00          $1.00
                                                =====           =====          =====          =====          =====
Total return * .........................         4.77%           5.22%          5.07%          5.33%          4.92%

Ratios/supplemental data**:
Net assets, end of year

   (000's omitted)......................   $1,074,741        $937,790       $917,536       $763,972       $624,847

   Ratio of expenses to average
     net assets*........................         0.53%           0.55%          0.55%          0.55%          0.55%

   Ratio of net investment income
     to average net assets .............         4.66%           5.11%          4.96%          5.14%          4.86%

----------
 * Had the expense reimbursement agreement, which commenced July 1, 1993, not been in place, the ratio of expenses to average net assets, for the years ended June 30, 1997, 1996 and 1995, would have been 0.55%, 0.56% and 0.56%, respectively. For the same periods, the total return of the Fund would have been 5.07%, 5.32% and 4.90%, respectively. The expense reimbursement agreement was terminated on July 1, 1997.

** Ratios include the Fund's share of Portfolio income and expenses, as appropriate.

                                                                      U.S. Treasury Money Fund
                                                                   For the years ended June 30,
                                                -------------------------------------------------------------------
                                                1999            1998           1997           1996           1995
                                                ----            ----           ----           ----           ----
Net asset value, beginning of period....        $1.00           $1.00          $1.00          $1.00          $1.00
Income from investment  operations:
   Net investment income................         0.04            0.05           0.04           0.05           0.05
Dividends to shareholders from
       net investment income............        (0.04)          (0.05)         (0.04)         (0.05)         (0.05)
                                                -----           -----          -----          -----          -----
Net asset value, end of period..........        $1.00           $1.00          $1.00          $1.00          $1.00
                                                =====           =====          =====          =====          =====
Total return............................         4.15%           4.78%          4.75%          4.96%*         4.67%*
Ratios/supplemental data:
   Net assets, end of period
(000's omitted).........................     $193,222        $194,694       $160,458       $146,225       $144,969
   Ratio of expenses to  average net
     assets ............................         0.62%           0.56%          0.55%          0.56%*         0.55%*
   Ratio of net investment ncome to
     average net assets.................         4.07%           4.70%          4.65%          4.78%          4.52%

* Had the expense reimbursement agreement, which commenced July 1, 1993, not been in place, the ratio of expenses to average net assets, for the years ended June 30, 1996 and 1995 would have been 0.57% and 0.58, respectively. For the same periods, the total return would have been 4.91% and 4.64%, respectively. The expense reimbursement agreement terminated on February 1, 1996.

                                                                       Tax Exempt Money Fund
                                                                       For the period from
                                                                         February 22, 1999
                                                                         (commencement of
                                                                          operations) to
                                                                           June 30, 1999
                                                                       ---------------------
Net asset value, beginning of period.....................................      $1.00
Income from investment operations:
   Net investment income ................................................       0.01
Dividends to shareholders from
    net investment income................................................      (0.01)
                                                                               -----
Net asset value, end of period...........................................      $1.00
                                                                               =====
   Total return(1) ......................................................       1.03%
Ratios/supplemental data:
   Net assets, end of period (000's omitted).............................    $14,654
   Ratio of expenses to average net  assets(1)(2) .......................       0.65%

Ratio of net investment income to  average net assets(2) ................       2.63%

----------

(1)Had the expense payment agreement not been in place, the ratio of expenses to average net assets would have been 1.23%, annualized. The Total return would have been 0.82%.

(2)Annualized.

                                                          Tax Free Short/Intermediate Fixed Income Fund
                                                                  For the years ended June 30,
                                                -------------------------------------------------------------------
                                                1999            1998           1997           1996           1995
                                                ----            ----           ----           ----           ----
Net asset value, beginning of period......     $10.40          $10.33         $10.26         $10.28         $10.11

Income from investment operations:

   Net investment income .................       0.35            0.36           0.37           0.37           0.37

   Net realized and unrealized
     gain (loss) on investments...........      (0.10)           0.07           0.07          (0.02)          0.17

Less dividends and distributions:
   Dividends to shareholders from
     net investment income................      (0.35)          (0.36)         (0.37)         (0.37)         (0.37)
                                               ------          ------         ------         ------         ------
Net asset value, end of period............     $10.30          $10.40         $10.33         $10.26         $10.28
                                               ======          ======         ======         ======         ======
Total return*.............................       2.44%           4.25%          4.34%          3.60%          5.42%

Ratios/supplemental data:
   Net assets, end of period
   (000's omitted)........................    $75,719         $80,160        $55,714        $44,776        $51,828

   Ratio of expenses to average net
     assets:*

   Total expenses paid by the Fund........       0.82%           0.78%          0.70%*         0.70%*         0.70%*

   Expense offset arrangement.............       0.01%           0.02%           n/a            n/a            n/a
                                               ------          ------         ------         ------         ------
   Total expenses.........................       0.83%           0.80%          0.70%          0.70%          0.70%

   Ratio of net investment income to
     average net assets ..................       3.37%           3.49%          3.55%          3.51%          3.67%

Portfolio turnover rate ..................         44%             20%            48%            48%            39%

----------
* Had the expense payment agreement not been in place, the ratio of expenses to average net assets for the years ended June 30, 1997, 1996 and 1995 would have been 0.96%, 0.90% and 0.99%, respectively. For the same periods, the total return of the Fund would have been 4.16%, 3.40% and 5.13%, respectively. The expense payment agreement terminated on July 1, 1997.

ADDITIONAL INVESTMENT INFORMATION
--------------------------------------------------------------------------------

                                Money Market Fund

      Investment Structure. The Trust seeks to achieve the investment objective of the Money Market Fund by investing all of the Fund's assets in the Portfolio, a diversified open-end investment company having the same investment objective as the Fund. Other mutual funds or institutional investors may invest in the Portfolio on the same terms and conditions as the Fund. However, these other investors may have different operating expenses which may generate different aggregate performance results. The Trust may withdraw the Fund's investment in the Portfolio at any time as a result of changes in the Portfolio's investment objective, policies or restrictions or if the Board of Trustees determines that it is otherwise in the best interests of the Fund to do so.

      U.S. Government Securities. The Portfolio may invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States.

      Bank Obligations. The Portfolio may invest in U.S. dollar-denominated high quality securities. These securities include negotiable certificates of deposit, fixed time deposits and bankers' acceptances of banks, savings and loan associations and savings banks organized under the laws of the United States or any state thereof. The Portfolio's investments also include obligations of non-U.S. branches of such banks, or of non-U.S. banks or their U.S. or non-U.S. branches. (The Portfolio may only invest in obligations of such non-U.S. banks if such bank has more than $500 million in total assets, and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P). The Portfolio may invest in unrated obligations of non-U.S. banks if such obligations are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees.)

      Commercial Paper. The Portfolio may invest in commercial paper including variable rate demand master notes issued by U.S. corporations or by non-U.S. corporations which are direct parents or subsidiaries of U.S. corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand. At the date of investment, commercial paper must be rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees.

      Repurchase Agreements. The Portfolio may enter into repurchase agreements for the Portfolio only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. A repurchase agreement is an agreement in which the seller (the Lender) of a security agrees to repurchase from the Portfolio the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The Portfolio always receives as collateral securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      Other Obligations. Assets of the Portfolio may be invested in bonds, with maturities not exceeding one year, issued by U.S. corporations which at the date of investment are rated within the highest rating category for such obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees.

      Assets of the Portfolio may also be invested in obligations of the International Bank for Reconstruction and Development which may be supported by appropriated but unpaid commitments of its member countries, although there is no assurance that these commitments will be undertaken in the future. However, assets of the Portfolio may not be invested in obligations of the Inter-American Development Bank or the Asian Development Bank.

                   U.S. Money Market Portfolio, U.S. Treasury
                      Money Fund and Tax Exempt Money Fund

      The Investment Adviser invests all of the assets of the U.S. Money Market Portfolio, U.S. Treasury Money Fund and Tax Exempt Money Fund in securities which are rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's Investors Service, Inc., Standard & Poor's Corporation and Fitch or, if unrated, are of comparable quality as determined by or under the direction of the Board of Trustees of the Fund and the Portfolio.

                    Tax Exempt Money Fund and Tax Free Short/
                         Intermediate Fixed Income Fund

      The following information describes the securities each Fund may purchase, the interest on which is exempt from federal income tax and the alternative minimum tax. However, other such securities not mentioned below may be purchased for each Fund if they meet the quality and maturity guidelines set forth in each Fund's investment policies.

      Municipal Bonds. Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities provide interest income that is exempt from regular federal income tax, other than the alternative minimum tax. They generally meet the longer-term capital needs of their issuers and have maturities of one year or more. The Tax Exempt Money Funds may purchase Municipal Bonds with a remaining maturity of 397 days or less. These securities include:

      o General Obligation Bonds--bonds backed by the municipality's pledge of full faith, credit and taxing power.

      o Revenue Bonds--bonds backed by the revenue of a specific project, facility or tax. These include municipal water, sewer and power utilities; transportation projects; education or housing facilities; industrial development and resource recovery bonds.

      o Refunded Bonds--general obligation or revenue bonds that have been fully secured or collateralized by an "escrow fund" consisting of U.S. Government obligations that can adequately meet interest and principal payments.

      o Lease Obligation Bonds--bonds backed by lease obligations of a state or local authority for the use of land, equipment and facilities. These securities are not backed by the full faith and credit of the municipality and may be riskier than general obligation bonds or revenue bonds.

      o Asset-Backed Bonds--bonds secured by interests in pools of municipal purchase contracts, financing leases and sales agreements. These obligations are collateralized by the assets purchased or leased by the municipality.

      o Zero Coupon Bonds--securities issued at a discount from their face value that pay all interest and principal upon maturity.

      o Participation Certificates--variable rate demand instruments that the Tax Exempt Money Fund may invest in include Participation Certificates purchased by such Fund from banks, insurance companies
            or  other   financial
            institutions in fixed or variable rate, tax-exempt municipal obligations (expected to be focused in Revenue Bonds) owned by such institutions or affiliated organizations. A participation certificate represents the sale by the bank of an undivided interest in a municipal obligation it owns. These certificates may be supported by a bank letter of credit or guarantee.

      Other Federal Tax-Exempt Obligations--Any other Federal tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in the Tax Exempt Money Fund would be consistent with such Fund's Investment Objectives, Investment Strategies, and permissable under Rule 2a-7 under the Investment Company Act of 1940 as amended.

      Stand-by Commitments--When the Tax Exempt Money Fund purchases Municipal Obligations it may also acquire stand-by commitments from banks and other financial institutions with respect to such Municipal Obligations. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at such Fund's option a specified Municipal Obligation at a specified price with same day settlement.

      Municipal Notes. Debt obligations issued by states, local governments and regional authorities which provide interest income that is exempt from regular federal income taxes, other than the alternative minimum tax. They generally meet the shorter-term capital needs of their issuers and have maturities of less than one year. These securities include:

      o Tax and Revenue Anticipation Notes--notes issued in expectation of future taxes or revenues.

      o Bond Anticipation Notes--notes issued in anticipation of the sale of long-term bonds.

      Municipal Commercial Paper--obligations issued to meet short-term working capital or operating needs.

      Variable and Floating Rate Instruments--securities whose interest rates are reset daily, weekly or at another periodic date so that the security remains close to par, minimizing changes in its market value. These securities often have a demand feature which entitles the investor to repayment of principal plus accrued interest on short notice.

                                    Each Fund

      Year 2000 issue. Information technology experts are concerned about computer systems' ability to process data-related information on and after January 1, 2000. This situation, commonly known as the "Year 2000" issue, could have an adverse impact on each Fund. The cost of addressing the Year 2000 issue, if substantial, could adversely affect companies and governments that issue securities held by each Fund and the Portfolio. The Investment Adviser is addressing the Year 2000 issue for its systems. Each Fund has been informed by its other service providers that they are taking similar measures. Although each Fund does not expect the Year 2000 issue to adversely effect it, each Fund cannot guarantee that the efforts of each Fund, which are limited to requesting and receiving reports from its services providers, or the efforts of its services providers to correct the problem will be successful.

The 59 Wall Street
Money Market Fund
SEC file number: 811-03779

The 59 Wall Street
U.S. Treasury Money Fund
SEC file number: 811-03779

The 59 Wall Street
Tax Exempt Money Fund
SEC file number: 811-03779

The 59 Wall Street
Tax Free Short/Intermediate
Fixed Income Fund
SEC file number: 811-03779

More information on each Fund is available free upon request, including the following:

o  Annual/Semi-Annual Report
Describes the Funds' performance, lists portfolio holdings and contains a letter from the Funds' Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Funds' performance during its last fiscal year.

o Statement of Additional Information
Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information or make shareholder inquiries:
o  By telephone
   1-800-625-5759

o  By mail write to the Funds' Shareholder Servicing Agent:
   Brown Brothers Harriman & Co.
   59 Wall Street
   New York, NY 10005
o  By E-mail send your request to:
   59wall@bbh.com

o  On the Internet:
   Text-only versions of Fund documents can be viewed online or downloaded from:

         Brown Brothers Harriman & Co.
         http://www.bbhco.com

         SEC
         http://www.sec.gov

You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



                                 59 Wall Street

                               Money Market Fund
                            U.S. Treasury Money Fund
                             Tax Exempt Money Fund
                          Tax Free Short/Intermediate
                               Fixed Income Fund

                                   PROSPECTUS

                                November 1, 1999